Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Eastern Insurance Holdings, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2011, as filed with the Securities and Exchange Commission on March 12, 2012 (the “Report”), I, Kevin M. Shook, Executive Vice President, Treasurer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

/s/ KEVIN M. SHOOK
Kevin M. Shook Executive Vice President, Treasurer and Chief Financial Officer

Dated: November 13, 2012